Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund (the Fund)

Supplement dated April 14, 2021 to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information (SAI)

Effective immediately, Mr. Mick Meyler, Mr. Scott Donnelly and Mr. Gary Wu will replace Mr. Erik Schiller as portfolio managers for the Fund. Mr. Craig Dewling and Mr. Robert Tipp will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund's Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.All information pertaining to Mr. Schiller is hereby removed.

2.The table in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Messrs. Meyler, Donnelly and Wu:

Investment	Subadviser	Portfolio	Title	Service Date
Manager		Managers

PGIM Investments	PGIM Fixed	Mick Meyler
			Principal	April 2021
LLC	Income
Scott Donnelly,
			Vice President	April 2021
CFA
Gary Wu, CFA
			Principal	April 2021

3.The section of the Prospectus entitled "How the Fund is Managed – Portfolio Managers" is revised by adding the following professional biographies for Messrs. Meyler, Donnelly and Wu:

Mick Meyler is a Principal for PGIM Fixed Income's Developed Market Rates team, specializing in government securities, futures and interest rate swaps/derivatives. Mr. Meyler joined the Firm in 2017 and assists with managing overall portfolio strategy, performs quantitative analysis, and designs and implements risk positions. Most recently, Mr. Meyler was with Nomura Securities where he was a Director in Interest Rate Sales focused on relative value and macro sales. Prior to that he was a portfolio manager at Citigroup's Proprietary Trading business and then at Nomura Securities' Proprietary Trading business where he implemented and managed relative value trading strategies in government securities and interest rate swaps/options. Mr. Meyler began his career in Capital Markets in 2001 in an Interest Rates Sales role at Lehman Brothers. Mr. Meyler received an BA in Economics from Rutgers University and an MBA with a concentration in Quantitative Finance from the University of Chicago.

Scott Donnelly, CFA, is a Vice President and a U.S. government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. Prior to his current role, Mr. Donnelly was a Sr. Investment Vice President for the Firm's Global Portfolio Management unit, overseeing the portfolio management activities within its Asia ex-Japan and European insurance operations. Mr. Donnelly started his career with the Firm in 2007 in the Institutional Investment Products group. Previously, he held portfolio management and actuarial roles at MetLife. Scott received a BS in Finance from St. Joseph's University and MBA from New York University. He holds the Chartered Financial Analyst (CFA) designation.

Gary Wu, CFA, is a Principal and a U.S. government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. He has been responsible for managing U.S. Treasury products since joining the Team in 2000. Previously, Mr. Wu was a portfolio manager on PGIM Fixed Income's Money Markets Desk. From 1997 to 1999, Mr. Wu was a risk analyst in PGIM Fixed Income's quantitative research group. Mr. Wu joined the Firm in 1994 in the Guaranteed Products Unit, where he was responsible for annuity pricing. Mr. Wu received a BS in Business Administration and Mathematics from The State University of New York, at Albany. He holds the Chartered Financial Analyst (CFA) designation.

LR1356